                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 6, 1996


                                                     /s/ James A. Cunningham
                                                     --------------------------
                                                     James A. Cunningham

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 13, 1996


                                                     /s/ James H. Devlin
                                                     --------------------------
                                                     James H. Devlin

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 7, 1996


                                                     /s/ Charles H. Erhart, Jr.
                                                     --------------------------
                                                     Charles H. Erhart, Jr.

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 22, 1996


                                                     /s/ Joel F. Gemunder
                                                     --------------------------
                                                     Joel F. Gemunder

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 7, 1996


                                                     /s/ William R. Griffin
                                                     --------------------------
                                                     William R. Griffin

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 15, 1996


                                                     /s/ Thomas C. Hutton
                                                     --------------------------
                                                     Thomas C. Hutton

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 19, 1996
                                                     /s/ Walter L. Krebs
                                                     --------------------------
                                                     Walter L. Krebs

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 6, 1996


                                                     /s/ Sandra E. Laney
                                                     --------------------------
                                                     Sandra E. Laney

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 18, 1996


                                                     /s/ Kevin J. McNamara
                                                     --------------------------
                                                     Kevin J. McNamara

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 12, 1996


                                                     /s/ John M. Mount
                                                     --------------------------
                                                     John M. Mount

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 6, 1996


                                                     /s/ D. Walter Robbins, Jr.
                                                     --------------------------
                                                     D. Walter Robbins, Jr.

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 11, 1996


                                                     /s/ Paul C. Voet
                                                     --------------------------
                                                     Paul C. Voet

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 8, 1996


                                                     /s/ George J. Walsh III
                                                     --------------------------
                                                     George J. Walsh III